Exhibit 32

SECTION 1350 CERTIFICATION

                    The undersigned certify that:

(1)          The accompanying Quarterly Report on Form 10-Q for the period ended June 30, 2012, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the accompanying Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 31, 2012	/s/ Scott F. Drill
Scott F. Drill
Chairman and Chief Executive Officer
(principal executive officer)

Date: July 31, 2012	/s/ John C. Gonsior
John C. Gonsior
Vice President, Finance and
Chief Financial Officer
(principal financial officer)